Note 10 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income (loss) before income taxes	$ 52	$ (375)
Less net loss attributable to non-controlling interest in subsidiary	(60)	(80)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ 112	$ (295)
Federal statutory rate	21.00%	21.00%
Computed Federal provision (benefit) for income taxes	$ 24	$ (62)
State income taxes, net of federal income tax benefits	79	128
Change in valuation allowance	226	162
Increase in available federal tax credit	(80)	(97)
Other nondeductible expenses	16	39
Other nontaxable income	(168)
Other, net	1	(10)
Total provision for income taxes	$ 98	$ 160